UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _______________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 19, 2017
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HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective July 19, 2017, the Board of Directors (the “Board”) of Huntington Bancshares Incorporated, a Maryland corporation (the “Company”), amended and restated the Company’s Bylaws. The following is a summary of changes effected by the adoption of the amended and restated Bylaws (the “Amended Bylaws”), which is qualified in its entirety by reference to the Amended Bylaws filed as Exhibit 3.1 hereto. In addition to the changes summarized below, the Amended Bylaws also include additional non-substantive changes.

Article I, Section 1.01 (Annual Meeting): The Amended Bylaws delete the reference to holding the annual meeting of stockholders on the third Thursday of April of each year, if the Board does not otherwise determine.

Article I, Section 1.08 (Advance Notice of Director Nominations and New Business Proposals from Stockholders): The Amended Bylaws add the meeting record date, and the date of any postponed or adjourned meetings, as dates on which a stockholder must be a stockholder in order to nominate a director or propose other business at a meeting. The Amended Bylaws also require that the proponent appear in person or by proxy at the meeting for his or her nominee or other proposal to be considered.

Article II, Section 2.02 (Board of Directors - Numbers of Directors; Qualifications): The Amended Bylaws permit the Board of Directors, or the Nominating and Corporate Governance Committee of the Board of Directors, to waive the age restriction of 72 for an individual to be nominated or elected as a director of the Corporation, after consideration of criteria set forth in the Corporate Governance Guidelines. Such a waiver shall be limited to exceptional circumstances as defined in the Corporate Governance Guidelines. Any waiver must be determined annually and the use of a waiver with respect to any one individual shall be limited.

Article II, Section 2.17 (Reliance): The Amended Bylaws reflect that, in performing their duties, the directors and officers of the Corporation are generally entitled to rely on any information, opinion, report or statement of officers and other employees, lawyers, accountants and other professionals or experts, and committees of the Board of Directors on which the director does not serve, if such persons are reasonably believed to merit confidence.

Article III, Section 3.02 (Committees - Committee Procedure): The Amended Bylaws explicitly provide committees of the Board with the power to delegate to one or more subcommittees.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit 3.1 – Huntington Bancshares Incorporated Bylaws, amended and restated as of July 19, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	July 21, 2017	By:	/s/ Richard A. Cheap
Richard A. Cheap
Title: Secretary

EXHIBIT INDEX
Exhibit No.    Description

Exhibit 3.1 – Huntington Bancshares Incorporated Bylaws, amended and restated as of July 19, 2017.